UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2020

PepsiCo, Inc.
(Exact name of registrant as specified in its charter)

North Carolina	1-1183	13-1584302
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Anderson Hill Road, Purchase, New York 10577

Registrant’s telephone number, including area code: (914) 253-2000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbols	Name of each exchange on which registered
Common Stock, par value 1-2/3 cents per share	PEP	The Nasdaq Stock Market LLC
1.750% Senior Notes Due 2021	PEP21a	The Nasdaq Stock Market LLC
2.500% Senior Notes Due 2022	PEP22a	The Nasdaq Stock Market LLC
0.250% Senior Notes Due 2024	PEP24	The Nasdaq Stock Market LLC
2.625% Senior Notes Due 2026	PEP26	The Nasdaq Stock Market LLC
0.750% Senior Notes Due 2027	PEP27	The Nasdaq Stock Market LLC
0.875% Senior Notes Due 2028	PEP28	The Nasdaq Stock Market LLC
0.500% Senior Notes Due 2028	PEP28a	The Nasdaq Stock Market LLC
1.125% Senior Notes Due 2031	PEP31	The Nasdaq Stock Market LLC
0.400% Senior Notes Due 2032	PEP32	The Nasdaq Stock Market LLC
0.875% Senior Notes Due 2039	PEP39	The Nasdaq Stock Market LLC
1.050% Senior Notes Due 2050	PEP50	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On October 30, 2020, the Board of Directors (the “Board”) of PepsiCo, Inc. (“PepsiCo”) elected Dave Lewis as an independent member of the Board, effective November 13, 2020. Mr. Lewis will serve on the Audit Committee of the Board, effective November 13, 2020.
Mr. Lewis, 55, served as Group Chief Executive Officer of Tesco PLC, a multinational grocery and general merchandise retailer, from 2014 until September 2020. Prior to joining Tesco, he served in a variety of management positions with Unilever PLC, a global consumer products company, from 1987 to 2014, including a variety of leadership roles in Europe, Asia and the Americas, including most recently as President, Personal Care from 2011 to 2014; President, Americas from 2010 to 2011; and Chairman, United Kingdom and Ireland from 2007 to 2010. Mr. Lewis also serves on the boards of several non-profit and charitable organizations, including as Chair of World Wildlife Fund – UK and as a trustee of Leverhulme Trust, a UK charitable foundation. He was also chair of Champions 12.3, a UN program seeking to add momentum to the achievement of the UN Sustainable Development Target 12.3 by 2030, and co-chair of the Consumer, Retail and Life Sciences Business Council, which was established to advise the Prime Minister of the United Kingdom.
Upon joining the Board on November 13, 2020, Mr. Lewis will be entitled to receive compensation for new non-employee directors under PepsiCo’s non-employee director compensation program. Under this program, on November 13, 2020, Mr. Lewis will receive an initial stock award of 1,000 shares of PepsiCo Common Stock and a prorated annual equity award equal to a number of phantom stock units determined by dividing $174,167 by the closing price of PepsiCo Common Stock on November 13, 2020. Each phantom stock unit is intended to be the economic equivalent of a share of PepsiCo Common Stock. In addition, Mr. Lewis is entitled to an annual cash retainer with the first prorated semi-annual payment of $10,000 to be made in December 2020.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PepsiCo, Inc.

Date: November 2, 2020	By:	/s/ Cynthia A. Nastanski
Name: Cynthia A. Nastanski
Title: Senior Vice President, Corporate Law and Deputy Corporate Secretary